SUPPLEMENT TO THE SPARTAN(registered trademark) U.S. EQUITY INDEX FUND APRIL 26, 2000
PROSPECTUS

ON JULY 10, 2000, THE SEC GRANTED BT A PERMANENT ORDER PERMITTING BT AND ITS AFFILIATES TO CONTINUE TO PROVIDE INVESTMENT ADVISORY SERVICES TO REGISTERED INVESTMENT COMPANIES. ACCORDINGLY, THE NINTH AND TENTH PARAGRAPHS OF THE "FUND MANAGEMENT" SECTION ON PAGE P-18 ARE DELETED.




SUPPLEMENT TO THE
SPARTAN(registered trademark) TOTAL MARKET INDEX FUND, SPARTAN
EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND APRIL 26, 2000 PROSPECTUS

ON JULY 10, 2000, THE SEC GRANTED BT A PERMANENT ORDER PERMITTING BT AND ITS AFFILIATES TO CONTINUE TO PROVIDE INVESTMENT ADVISORY SERVICES TO REGISTERED INVESTMENT COMPANIES. ACCORDINGLY, THE EIGHTH AND NINTH PARAGRAPHS OF THE "FUND MANAGEMENT" SECTION ON PAGE P-25 ARE DELETED.